SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 25, 2005


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-5)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-115858-25              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-5 pursuant to the terms of the Trust Agreement, dated as of April 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On August 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-5

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                  By:   /s/  Diane E. Wallace
                        --------------------------------------------
                Name:   Diane E. Wallace
               Title:   Vice President

                Date:   August 26, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         August 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-5

                        Statement To Certificateholders
                                 August 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                               Ending
                Face         Principal                                                    Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total      Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        100,000,000.00     82,494,292.34    5,886,842.12    253,669.95   6,140,512.07    0.00       0.00       76,607,450.22
A2        336,573,000.00    277,653,514.53   19,813,521.13    853,784.56  20,667,305.69    0.00       0.00      257,839,993.40
A3         37,398,000.00     30,851,215.44    2,201,561.22     94,867.49   2,296,428.71    0.00       0.00       28,649,654.22
M1         11,023,000.00     11,023,000.00            0.00     36,923.99      36,923.99    0.00       0.00       11,023,000.00
M2          8,768,000.00      8,768,000.00            0.00     31,031.41      31,031.41    0.00       0.00        8,768,000.00
M3          7,265,000.00      7,265,000.00            0.00     27,276.04      27,276.04    0.00       0.00        7,265,000.00
P                   0.00              0.00            0.00     32,157.74      32,157.74    0.00       0.00                0.00
R                   0.00              0.00            0.00          0.00           0.00    0.00       0.00                0.00
TOTALS    501,027,000.00    418,055,022.31   27,901,924.47  1,329,711.18  29,231,635.65    0.00       0.00      390,153,097.84
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                Ending
                Face         Notional                                                      Realized    Deferred       Notional
Class          Value         Balance          Principal         Interest       Total        Losses     Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
AIO1      473,971,000.00    390,999,022.31            0.00     13,033.30      13,033.30    0.00       0.00      363,097,097.85
AIO2      501,027,141.30    418,055,163.61            0.00    384,646.59     384,646.59    0.00       0.00      390,153,239.15
X         501,027,141.30    418,055,163.61            0.00          0.00           0.00    0.00       0.00      390,153,239.15
---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1        863579SF6      824.94292340    58.86842120     2.53669950     61.40512070    766.07450220       A1          3.690000 %
A2        863579SG4      824.94292332    58.86842120     2.53669950     61.40512070    766.07450211       A2          3.690000 %
A3        863579SH2      824.94292315    58.86842131     2.53669956     61.40512086    766.07450185       A3          3.690000 %
M1        863579QS0    1,000.00000000     0.00000000     3.34972240      3.34972240  1,000.00000000       M1          3.890000 %
M2        863579QT8    1,000.00000000     0.00000000     3.53916629      3.53916629  1,000.00000000       M2          4.110000 %
M3        863579QU5    1,000.00000000     0.00000000     3.75444460      3.75444460  1,000.00000000       M3          4.360000 %
TOTALS                   834.39619484    55.68946278     2.65397110     58.34343389    778.70673205
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                        Beginning                                                        Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AIO1       863579QR2     824.94292332     0.00000000     0.02749810      0.02749810    766.07450213       AIO1        0.040000 %
AIO2       N/A           834.39624154     0.00000000     0.76771607      0.76771607    778.70679448       AIO2        1.104103 %
X          N/A           834.39624154     0.00000000     0.00000000      0.00000000    778.70679448       X           0.000000 %
----------------------------------------------------------------------------------------------------    -------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Ashia Miller
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

Principal Funds:
                         Principal Remittance Amount                                                                27,901,924.46
                         Scheduled Principal Payments                                                                   67,374.15
                         Principal Prepayments                                                                      27,208,739.61
                         Curtailments                                                                                  625,617.04
                         Curtailment Interest Adjustments                                                                  193.66
                         Repurchase Principal                                                                                0.00
                         Substitution Amounts                                                                                0.00
                         Net Liquidation Proceeds                                                                            0.00
                         Other Principal Adjustments                                                                         0.00

Interest Funds:
                         Gross Interest                                                                              1,794,399.16
                         Servicing Fees                                                                                 99,165.84
                         Trustee Fees                                                                                        0.00

Prepayment Penalties:
                         Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                      4
                         Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected          1,616,388.12
                         Amount of Prepayment Penalties Collected                                                       32,157.74

Pool Detail:
                         Beginning Number of Loans Outstanding                                                              1,225
                         Ending Number of Loans Outstanding                                                                 1,156

                         Beginning Aggregate Loan Balance                                                          418,055,163.61
                         Ending Aggregate Loan Balance                                                             390,153,239.15

                         Current Advances                                                                                    0.00
                         Aggregate Advances                                                                                  0.00

                         Weighted Average Net Mortgage Rate                                                             4.86606 %

                                                         General Delnquent Mortgage Loans
                                                                    Group 1
                                                                                    Principal
                                                Category              Number         Balance            Percentage
                                                1 Month                 1              140,126.09           0.04 %
                                                2 Month                 1              152,000.00           0.04 %
                                                3 Month                 1              275,350.00           0.07 %
                                                 Total                  3              567,476.09           0.15 %
                         * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                                    Delinquent Mortgage Loans in Bankruptcies
                                                 Group        Number of     Principal
                                                 Number        Loans        Balance       Percentage
                                                   1            0               0.00        0.00%

                                                Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                                 0
                         Principal Balance of Bankruptcy Loans that are Current                                   0.00
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                      0
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                        0.00
                         Number of Bankruptcy Loans that are 2 Months Delinquent                                     0
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                       0.00
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                                    0
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                      0.00
                         Total Number of Bankruptcy Loans                                                            0
                         Total Principal Balance of Bankruptcy Loans                                              0.00

                                                      Delinquent Mortgage Loans in Foreclosure
                                                 Group        Number of     Principal
                                                 Number        Loans        Balance       Percentage
                                                   1            1            199,999.70         0.05%

                                                Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                    0
                         Principal Balance of Foreclosure Loans that are Current                                      0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                         0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                           0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                        1
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                    199,999.70
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                       0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                         0.00
                         Total Number of Foreclosure Loans                                                               1
                         Total Principal Balance of Foreclosure Loans                                           199,999.70

                                                        Delinquent Mortgage Loans in REO
                                                 Group        Number of     Principal
                                                 Number        Loans        Balance       Percentage
                                                   1            0              0.00           0.005

                                                REO Reporting:
                         Number of REO Loans that are Current                                                               0
                         Principal Balance of REO Loans that are Current                                                 0.00
                         Number of REO Loans that are 1 Month Delinquent                                                    0
                         Principal Balance of REO Loans that are 1 Month Delinquent                                      0.00
                         Number of REO Loans that are 2 Months Delinquent                                                   0
                         Principal Balance of REO Loans that are 2 Months Delinquent                                     0.00
                         Number of REO Loans that are 3+ Months Delinquent                                                  0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                                    0.00
                         Total Number of REO Loans                                                                          0
                         Total Principal Balance of REO Loans                                                            0.00

Loss Detail:
                         Current Realized Losses                                                                         0.00
                         Cumulative Realized Losses - Reduced by Recoveries                                              0.00

                         Current Applied Losses                                                                          0.00
                         Cumulative Applied Losses                                                                       0.00

Trigger Event                                                                                                              NO
                         TEST I - Trigger Event Occurrence                                                                 NO
                         (Is Rolling 3 Month Delinquency Rate > 40% of of Senior Enhancement Percetage ?)
                         Rolling 3 Month Delinquency Rate                                                                 0.05360 %
                         40% of of Senior Enhancement Percetage                                                           2.77390 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                      NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                             0.00000 %
                         Required Cumulative Loss %                                                                       0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                         1,753,595.00
                         Ending Overcollateralization Amount                                                                 141.30
                         Ending Overcollateralization Deficiency                                                       1,753,453.70
                         Overcollateralization Release Amount                                                                  0.00
                         Monthly Excess Interest                                                                               0.00
                         Payment to Class X                                                                                    0.00

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class A-1                                                                      0.00
                                                Class A-2                                                                      0.00
                                                Class A-3                                                                      0.00
                                                Class A-IO1                                                                    0.00
                                                Class A-IO2                                                                    0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

                         Interest Carryforward Amount Paid This Period                                                         0.00
                                                Class A-1                                                                      0.00
                                                Class A-2                                                                      0.00
                                                Class A-3                                                                      0.00
                                                Class A-IO1                                                                    0.00
                                                Class A-IO2                                                                    0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

                         Interest Carryforward Amount Occured This Period                                                      0.00
                                                Class A-1                                                                      0.00
                                                Class A-2                                                                      0.00
                                                Class A-3                                                                      0.00
                                                Class A-IO1                                                                    0.00
                                                Class A-IO2                                                                    0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

                         Remaining Interest Carryforward Amount
                                                Class A-1                                                                      0.00
                                                Class A-2                                                                      0.00
                                                Class A-3                                                                      0.00
                                                Class A-IO1                                                                    0.00
                                                Class A-IO2                                                                    0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00
Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                                     0.00
                         Additions to the Basis Risk Reserve Fund                                                              0.00
                         Divident Earnings on the Basis Risk Reserve Fund                                                      0.00
                         Withdrawals from the Basis Risk Reserve Fund                                                          0.00
                         Ending Balance                                                                                        0.00
Basis Risk Reserve Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class A-1                                                                      0.00
                                                Class A-2                                                                      0.00
                                                Class A-3                                                                      0.00
                                                Class A-IO1                                                                    0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

                         Interest Carryover Amount Occured This Period
                                                Class A-1                                                                      0.00
                                                Class A-2                                                                      0.00
                                                Class A-3                                                                      0.00
                                                Class A-IO1                                                                    0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00


                         Interest Carryover Amount Paid This Period
                                                Class A-1                                                                      0.00
                                                Class A-2                                                                      0.00
                                                Class A-3                                                                      0.00
                                                Class A-IO1                                                                    0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

                         Remaining Interest Carryover Amount
                                                Class A-1                                                                      0.00
                                                Class A-2                                                                      0.00
                                                Class A-3                                                                      0.00
                                                Class A-IO1                                                                    0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

Non-Supported Interest Shortfall:
                         Non-Supported Interest Shortfall Allocated to Class A-1                                               0.00
                         Non-Supported Interest Shortfall Allocated to Class A-2                                               0.00
                         Non-Supported Interest Shortfall Allocated to Class A-3                                               0.00
                         Non-Supported Interest Shortfall Allocated to Class A-IO1                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class A-IO2                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class M-1                                               0.00
                         Non-Supported Interest Shortfall Allocated to Class M-2                                               0.00
                         Non-Supported Interest Shortfall Allocated to Class M-3                                               0.00
                         Total Non-Supported Interest Shortfall                                                                0.00

One-Month LIBOR                                                                                                            3.460000

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                         Class A-1                                                                                         3.690000
                         Class A-2                                                                                         3.690000
                         Class A-3                                                                                         3.690000
                         Class M-1                                                                                         3.890000
                         Class M-2                                                                                         4.110000
                         Class M-3                                                                                         4.360000

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                         Deferred Amount with respect to such Distribution Date
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

                         Deferred Amount Paid This Period                                                                      0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

                         Deferred Amount Occured This Period                                                                   0.00
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

                         Remaining Deferred Amount
                                                Class M-1                                                                      0.00
                                                Class M-2                                                                      0.00
                                                Class M-3                                                                      0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
